Exhibit 99.1

            TRIPLE CROWN MEDIA, INC. ANNOUNCES FIRST QUARTER RESULTS

    LEXINGTON, Ky., May 15 /PRNewswire-FirstCall/ -- Triple Crown Media, Inc. (Nasdaq: TCMI) announces that for the first quarter ended March 31, 2006, net income available to common stockholders was $464,000, or $.09 per share, and total revenues were $34.1 million.

    The three months ended March 31, 2006 represent the Company's first full fiscal quarterly period since becoming a separate, stand-alone entity. Until December 30, 2005, the Company's Newspaper Publishing and Graylink Wireless businesses were owned and operated by Gray Television, Inc., operating as wholly-owned subsidiaries or divisions of Gray. Immediately following the distribution of our common stock to Gray's common stockholders on December 30, 2005 in a transaction referred to as the Spin-off, the Company acquired its Collegiate Marketing and Production Services business and Association Management Services business pursuant to a merger with Bull Run Corporation.

    "We are very pleased with our initial results as a new company," said Thomas
J. Stultz, President and CEO of Triple Crown Media. "The operating results of our newspaper business improved despite increases in newsprint and fuel costs compared to a year ago. Although our Graylink Wireless business continues to decline, it continues to provide a positive contribution to our operating results. Our Collegiate Marketing and Production Services business and Association Management Services business experienced revenue growth compared to the same period last year of over 8% and nearly 20%, respectively."

    Certain of the Company's expenses for periods prior to the Spin-off, including income tax expense and corporate and administrative expenses, result from allocations of costs and expenses from Gray. Prior to the Spin-off, Gray provided the capitalization for the Company, and as a result the Company had no interest-bearing debt during the three months ended March 31, 2005. Therefore, the reported financial results for the three months ended March 31, 2005 are not indicative of the financial results of the Company as a separate, stand-alone entity.

    Triple Crown Media owns and operates six daily newspapers and one weekly newspaper in Georgia, and provides paging and other wireless services in non-major metropolitan areas in Alabama, Florida and Georgia, where it also operates 14 retail locations. Triple Crown Media, through its subsidiary, Host Communications, Inc., is engaged in the Collegiate Marketing and Production Services business and Association Management Services business. The Collegiate Marketing and Production Services business provides sports marketing and production services to a number of collegiate conferences and universities and, through a contract with CBS Sports, on behalf of the National Collegiate Athletic Association. The Association Management Services business provides various associations with services such as member communication, recruitment and retention, conference planning, Internet web site management, marketing and administration.

    Conference Call Information:
    Triple Crown Media, Inc. will host a conference call to discuss its first quarter operating results on May 17, 2006 at 1:00 PM eastern time. The live dial-in phone number is 1-866-825-3354 (participant passcode 42783054). The call will be webcast live and will be available for replay at www.triplecrownmedia.com. The taped replay of the conference call will be available at 1-888-286-8010 (participant passcode 70506870) until June 17, 2006.

                            TRIPLE CROWN MEDIA, INC.
                        Comparative Results of Operations
                    (in thousands, except per share amounts)

                                                           Three Months Ended
                                                               March 31,
                                                          --------------------
                                                            2005        2006
                                                          --------    --------
Operating revenues:
   Publishing                                             $ 11,188    $ 11,149
   Collegiate marketing and production services                         18,967
   Association management services                                       2,224
   Wireless                                                  1,986       1,725
                                                          --------    --------
                                                            13,174      34,065
Expenses:
   Operating expenses before depreciation, amortization
    and loss (gain) on disposal of assets, net:
      Publishing                                             8,182       8,030
      Collegiate marketing and production services                      15,821
      Association management services                                    1,673
      Wireless                                               1,563       1,456
      Corporate and administrative                             361       1,305
   Depreciation                                                365         596
   Amortization of intangible assets                                       620
   Loss (gain) on disposal of assets, net                      188         (28)
                                                          --------    --------
                                                            10,659      29,473
                                                          --------    --------
Operating income                                             2,515       4,592

Other income (expense):
   Interest expense related to Series B preferred stock                   (113)
   Interest expense, other                                              (2,902)
   Debt issue cost amortization                                           (263)
                                                          --------    --------
Income before income taxes                                   2,515       1,314

Income tax expense                                             958         579
                                                          --------    --------
Net income                                                   1,557         735

Series A preferred stock dividends accrued                                (271)
                                                          --------    --------
Net income available to common stockholders               $  1,557    $    464
                                                          ========    ========
Basic and diluted per share information:
   Net income available to common stockholders            $   0.32    $   0.09

Weighted average shares outstanding                          4,870       5,131

    Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act:
    Except for the historical information contained herein, information set forth in this news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including. Words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," and variations of such words and similar expressions that indicate future events and trends are intended to identify such forward- looking statements. These forward-looking statements are subject to risks and uncertainties, which could cause the company's actual results or performance to differ materially from those expressed or implied in such statements. The company makes no commitment to update any forward-looking statement or to disclose any facts, events, or circumstances after the date hereof that may affect the accuracy of any forward-looking statement. For additional information about the company and its various risk factors, please see the Company's most recent Annual Report on Form 10-K and other documents as filed with the Securities and Exchange Commission.

SOURCE  Triple Crown Media, Inc.
    -0-                             05/15/2006
    /CONTACT: Thomas J. Stultz, President & Chief Executive Officer, +1-859-226-4356, or Mark G. Meikle, Executive Vice President & Chief Financial Officer, +1-859-226-4376, both of Triple Crown Media, Inc./
    /Web site:  http://www.triplecrownmedia.com /
    (TCMI)